UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Security Capital Real Estate Mutual Funds Incorporated
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SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

SECURITY CAPITAL U.S. REAL ESTATE SHARES

11 South LaSalle Street, 2nd Floor, Chicago, IL 60603

November [ ], 2004

Dear Shareholder:

Please take note that a Special Meeting of Shareholders of Security Capital U.S. Real Estate Shares (“Fund”), a series of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation (“Company”), will be held on January 20, 2005 at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern time (“Meeting”).

The purpose of the meeting is to ask shareholders of the Fund (“Shareholders”) to consider the following:

1.             To approve a proposed Agreement and Plan of Reorganization (“Reorganization Agreement”), pursuant to which the assets of the Fund would be acquired, and the liabilities of the Fund would be assumed, by the One Group Real Estate Fund (“Real Estate Fund”), a series of One Group Mutual Funds (“Trust”), in exchange for shares of the Real Estate Fund; and

2.             To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company (“Board”) has determined that the interests of Shareholders will not be diluted by the proposed Reorganization and the proposed Reorganization Agreement is in the best interests of the Fund.

If shareholders of the Fund approve the Reorganization Agreement described in the accompanying materials, on or about February 18, 2005 all of the assets of the Fund will be exchanged for a number of shares representing the same aggregate net asset value of the Real Estate Fund, a series of the Trust having the same investment adviser, and managed in substantially the same manner, as the Fund (the “Reorganization”).  The shares of the appropriate class of the Real Estate Fund will then be transferred to the shareholders of the Fund in complete liquidation of the Fund.  No sales charges will be imposed as a result of the Reorganization.  The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

The proposed Reorganization is but one of a number of initiatives following the July 1, 2004 merger of Bank One Corporation into J.P. Morgan Chase & Co. Bank One Corporation was the former indirect corporate parent of Security Capital Research & Management Incorporated (the investment adviser to the Fund and the Real Estate Fund) and Banc One Investment Advisors Corporation (which serves as one of the investment advisers to

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the Trust.  J.P. Morgan Chase & Co., is the corporate parent of J.P. Morgan Investment Management Inc. (which serves as investment adviser to the JPMorgan Funds).  Since July 1, 2004, Security Capital Research & Management Incorporated, Banc One Investment Advisors Corporation and J.P. Morgan Investment Management Inc. have been actively considering steps to integrate the operations of the fund families to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration.

To that end, while you are being asked to consider the Reorganization, the shareholders of the Trust are simultaneously being asked to consider the reorganization and redomiciliation of the Trust and all of its series, including the Real Estate Fund, as series of JPMorgan Trust II, a newly-created Delaware statutory trust (the “Redomiciliation”).  If the shareholders of the Trust approve the Redomiciliation, and Shareholders of the Fund approve the Reorganization, immediately following the closing of the Reorganization, Shareholders of the Fund will become shareholders of a series of JPMorgan Trust II.  If Shareholders of the Fund approve the Reorganization, but the shareholders of the Trust do not approve the Redomiciliation of the Trust and all its series, Shareholders of the Fund will become shareholders of the Real Estate Fund upon the closing of the Reorganization and the Real Estate Fund will remain a series of One Group Mutual Funds, a Massachusetts business trust.  The series of JPMorgan Trust II into which the Real Estate Fund would redomicile would be managed in the same manner, and have the same investment adviser, as the Real Estate Fund, which also would have the same investment adviser, and be managed in substantially the same manner, as the Fund.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  In addition to voting by mail you may also vote by either telephone or via the Internet.  Procedures for such voting are described in the enclosed material.  It is very important that you vote and that your voting instructions be received no later than the close of business on January 19, 2005.  Your voting instructions must be received no later than the time of the Meeting.

NOTE: You may receive more than one proxy package if you hold shares in more than one account.  Please be sure to vote each account by utilizing one of the voting methods described on the proxy card or by signing and dating each card and enclosing it in the postage paid envelope provided.

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If you have any questions after considering the enclosed materials, please call 1-800-762-8423.

Sincerely,

Scott E. Richter
Secretary

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SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

SECURITY CAPITAL U.S. REAL ESTATE SHARES

11 South LaSalle Street, 2nd Floor, Chicago, IL 60603

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2005

To the Shareholders:

Security Capital U.S. Real Estate Shares (“Fund”), a series of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation (“Company”), will hold a special meeting of its shareholders (“Meeting”) at 522 Fifth Avenue, New York, New York 10036, at 10:00 a.m. Eastern time, on January 20, 2005, for the following purposes:

1.             To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Fund by the One Group Real Estate Fund (“Real Estate Fund”), a series of One Group Mutual Funds (“Trust”), in exchange for shares of the Real Estate Fund and the assumption of all liabilities of the Fund by the Real Estate Fund and (ii) the subsequent liquidation of the Fund; and

2.             To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on October 27, 2004.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy card at hand.	(1) Read the Proxy Statement and have your Proxy card at hand.

(2) Call the toll-free number that appears on your Proxy card.	(2) Go to the website that appears on your Proxy card.

(3) Enter the control number set forth on the Proxy card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

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Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE RESPOND— WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of
Directors,

Scott E. Richter
Secretary

November [ ], 2004

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SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

SECURITY CAPITAL U.S. REAL ESTATE SHARES

11 South LaSalle Street, 2nd Floor, Chicago, IL 60603

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2005

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (“Board”) of Security Capital Real Estate Mutual Funds Incorporated, a Maryland Corporation (“Company”), on behalf of its series, Security Capital U.S. Real Estate Shares (“Fund”) to be voted at a Special Meeting of Shareholders to be held on January 20, 2005 (“Meeting”), at 522 Fifth Avenue, New York, New York 10036, at 10:00 a.m. Eastern time, for the purpose set forth below and described in greater detail in this Proxy Statement.

The following Proposal will be considered and acted upon at the Meeting:

Proposal	Page
To approve an Agreement and Plan of Reorganization, a form of which is set forth in Exhibit A, providing for the acquisition of all of the assets of the Fund by the One Group Real Estate Fund (“Real Estate Fund”), a series of One Group Mutual Funds (“Trust”) and the assumption of all liabilities of the Fund by the Real Estate Fund, in exchange for shares of the Real Estate Fund and the subsequent liquidation of the Fund.	2

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on October 27, 2004 (“Record Date”).  The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about November [ ], 2004.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If no instructions are given, the proxies will be voted in favor of the proposal.  To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Secretary of the Fund, at the address on the cover of this Proxy Statement, a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the total outstanding shares of the Fund shall constitute a quorum at the Meeting for purposes of voting on the proposal.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of the Company, including financial statements, for the fiscal year ended December 31, 2003 and the most recent semi-annual report for the period ended June 30, 2004, have been mailed previously to shareholders.  If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the Company by writing to Security Capital U.S. Real Estate Shares, 11 South LaSalle Street, 2nd Floor, Chicago, IL 60603 or by calling 1-800-762-8423.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF

REORGANIZATION

At a meeting of the Board held on September 8, 2004, the Board approved, on behalf of the Company and the Fund, an Agreement and Plan of Reorganization (“Reorganization Agreement”) substantially in the form attached to this Proxy Statement as Exhibit A.  Fund shareholders are now being asked to approve the Reorganization Agreement.  If shareholders of the Fund approve the proposal, the Directors and officers of the Company will implement the Reorganization Agreement on behalf of the Fund.  If approved, it is expected that the Reorganization will take effect on or about February 18, 2005 (“Closing Date”), although that date may be adjusted in accordance with the Reorganization Agreement.

What are shareholders being asked to approve in Proposal 1?

Shareholders of the Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

•      the transfer of all of the assets of the Fund to the Real Estate Fund, which has the same investment adviser, and will be managed in substantially the same manner, as the Fund, in exchange for shares of the Real Estate Fund having an aggregate net asset value equal to the net assets of the Fund and the assumption by the Real Estate Fund of all of the liabilities of the Fund;

•      the distribution to each shareholder of each class of the Fund of a number of shares of a class of the Real Estate Fund having substantially similar features, having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and

•      the subsequent complete liquidation of the Fund.

These actions are referred to herein as the Reorganization.

For a more detailed discussion of the terms of the Reorganization Agreement, please refer to “Summary of the Reorganization Agreement,” below.

If Shareholders of the Fund approve the Reorganization, they will, in effect, be approving the new Board of Trustees of the Real Estate Fund, which is different than the Board of the Fund.  Similarly, if Shareholders of the Fund approve the Reorganization, they also will, in effect, be approving the following matters with respect to the Real Estate Fund:

•      Approval of the investment advisory agreement (“New Advisory Agreement”) between the Real Estate Fund and Security Capital Research & Management Incorporated (“SC-R&M”), which will be substantially similar to the investment advisory agreement currently in place with respect to the Fund (“Current Advisory Agreement”), except as noted below;

•      Approval of the fundamental investment restrictions of the Real Estate Fund, which are substantially similar to the fundamental investment restrictions of the Fund, except as noted below;

•      Approval of the distribution plan (“New Distribution Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Real Estate Fund and its classes; and

•      Approval of the liquidation and dissolution of the Company, to the extent such approval is required.

Shareholders of the Fund are not being asked to vote on these matters.  More information on each of these matters is discussed below under “Additional Information About the Reorganization.”

While you are being asked to consider the Reorganization Agreement, the shareholders of the Trust are simultaneously being asked to consider the reorganization and redomiciliation of the Trust and all of its series, including the Real Estate Fund, as series of JPMorgan Trust II, a newly-created Delaware statutory trust (the “Redomiciliation”).  If the shareholders of the Trust approve the Redomiciliation, and shareholders of the Fund approve the Reorganization Agreement, immediately following the closing of the Reorganization, the Real Estate Fund will be reorganized and redomiciled as a series of JPMorgan Trust II.  Thus, you will be a shareholder of the Real Estate Fund series of JPMorgan Trust II (“New Fund”).

If, on the other hand, shareholders of the Fund approve the Reorganization Agreement, but the shareholders of the Trust do not approve the Redomiciliation, following the Reorganization you will be a shareholder of the Real Estate Fund series of the Trust.  The Real Estate Fund and the New Fund both would have the same investment adviser, and be managed in substantially the same manner, as the Fund.  If shareholders of the Fund do not approve the Reorganization Agreement, you will remain a shareholder of the Fund.

Why is the Board recommending approval of the Reorganization Agreement?

As you may be aware, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (“BOIA”) (which serves as an investment adviser to the One Group Mutual Funds), on July 1, 2004 merged with and into J.P. Morgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. (“JPMIM”) (which serves as investment adviser to the JPMorgan Funds).  SC-R&M is a wholly owned subsidiary of BOIA.  Since July 1, 2004, SC-R&M, BOIA and JPMIM have been actively considering steps to integrate the operations of the fund families to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration, as a result of which certain modifications will be made to the Fund Complex.  For purposes of this Proxy Statement, “Fund Complex” means the Fund and other funds advised by SC-R&M, BOIA and JPMIM.

The primary purposes of the proposed Reorganization and Redomiciliation are to seek future economies of scale and to eliminate certain costs associated with operating 12 different business entities within the Fund Complex in various different states.  In unanimously approving the Reorganization Agreement, the Directors of the Company requested and evaluated such information as reasonably believed necessary to making their determination that the proposed Reorganization would be in the best interests of the Fund and that the interests of the Fund’s shareholders would not be diluted as a result of the proposed Reorganization.  We summarize below the key factors considered by the Directors:

•      The Fund’s investment adviser, SC-R&M, has informed the Directors that it believes that by reorganizing the Fund into the Real Estate Fund it should be able to realize greater operating efficiencies.

•      The Directors considered the compatibility of the investment objective, policies and restrictions of the Real Estate Fund and the Fund, and that the Real Estate Fund is managed by the same investment adviser and same investment personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the proposed Reorganization.  Shareholders of the Fund, in approving the Reorganization Agreement, should be aware of certain differences between the investment restrictions of the Fund and the Real Estate Fund as summarized in “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION—matters on which the Real Estate Fund will vote—Fundamental Investment Restrictions” below.

•      The Trustees also considered the fact that (1) SC-R&M, BOIA and their affiliates had agreed to bear the expenses in connection with the Reorganization and there were not anticipated to be any material direct or indirect expenses borne by the Fund; (2) there was no anticipated material effect on the Fund’s annual operating expenses and shareholder fees and services as a result of the Reorganization; and (3) there were no anticipated direct or indirect federal income tax consequences of the Reorganization to Fund shareholders.

Furthermore, in recent years, many mutual funds have reorganized as Delaware statutory trusts.  If the Trust is redomiciled as JPMorgan Trust II, a Delaware statutory trust, and the Real Estate Fund is reorganized into the New Fund, it is expected that the redomiciliation of the Trust as a Delaware statutory trust will provide a more flexible and cost-efficient method of operating the New Fund for the benefit of its shareholders, an advantage that would be passed on to the current shareholders of the Fund.

What effect will the Reorganization have on the Fund and its shareholders?

Immediately after the Reorganization, holders of Class I shares of the Fund will receive Class I shares of the Real Estate Fund(1) and holders of Class S shares of the Fund will receive Class A shares of the Real Estate Fund that are equal in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization.  For example, if you currently own either 100 Class I or Class S shares of the Fund, immediately after the closing of the Reorganization, you would own 100 Class I or Class A shares of the Real Estate Fund having the same net asset value as your original 100 shares of the Fund.  The sales load for the Class A shares of the Real Estate Fund will be waived on shares received by current holders of the Class S shares of the Fund.  Current holders of the Class S shares of the Fund will also be able to purchase additional Class A shares of the Real Estate Fund following the Reorganization without the imposition of sales charges.

As a result of the Reorganization, shareholders of the Fund, which is a series of a Maryland corporation, will become shareholders of the Real Estate Fund, which currently is a series of a Massachusetts business trust and, assuming approval of the Redomiciliation by shareholders of the Trust, will become a series of a Delaware statutory trust, JPMorgan Trust II.  For a comparison of certain attributes of these entities that may affect the shareholders of the Fund, please see below—”A Comparison of JPMorgan Trust II, the Trust and the Company.”

The investment objective of the Real Estate Fund is substantially the same as that of the Fund, and the Reorganization itself will not result in any change in the principal investment strategies, investment adviser or portfolio managers of the Fund.  One Group Administrative Services, Inc. (“ OGAS”), currently scheduled to replace SC-R&M as Administrator of the Fund on January 22, 2005, will serve as administrator, of the Real Estate Fund.  One Group Dealer Services, Inc. (“OGDS”), which currently serves as Distributor for the Fund, will also serve in that role for the Real Estate Fund.  Effective February 19, 2005, OGDS will also provide shareholder services to Class A and Select Class shareholders of the Real Estate Fund (and the Fund, if the Reorganization is not approved) pursuant to a Shareholder Services Agreement (described below). JPMorgan Chase Bank, which is currently scheduled to replace State Street as Custodian of the Fund on January 22, 2005, will also provide custody and fund accountancy services to the Real Estate Fund.  Effective February 19, 2005, Boston Financial Data Services (“BFDS”) will act as the Real Estate Fund’s transfer agent.  The Real Estate Fund will offer the same shareholder services as the Fund.  The New Fund will have the same service providers and shareholder services as the Real Estate Fund.

What impact will the Reorganization have on the fees and expenses paid by the shareholders of the Fund?

Shareholders of the Fund will not experience an increase in overall net operating expenses as a result of the Reorganization.  Although the Real Estate Fund’s gross operating expenses are expected to be higher than the Fund’s current operating expenses due to the imposition, effective February 19, 2005, of a 0.25% shareholder servicing fee on both Class A and Select Class shareholders, the gross expenses of the Fund similarly will increase as a result of the new shareholder servicing fee if the Reorganization is not approved.  SC-R&M, the Distributor and OGAS, however, have contractually agreed to waive fees and to assume fees and/or reimburse fees and expenses in order to limit the Real Estate Fund’s net operating expense ratio to the Fund’s current level.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

No.  As holders of the Class S shares and the Class I shares, the full value of your shares will be exchanged for Class A shares and Class I shares, respectively, of the Real Estate Fund without any sales load, commission or other transactional fee being imposed.

Will there be any sales load, commission or other transactional fee in connection with purchase of additional Class A shares following the Reorganization?

No.  Current holders of the Class S shares will be able to purchase additional Class A shares of the Real Estate Fund without any sales load, commission or other transactional fee being imposed, even after the Reorganization.  Although no sales load, commission or other transaction fee will be imposed, Class A shares of the Real Estate Fund are subject to 12b-1 fees and, effective February 19, 2005, will be subject to the Shareholder servicing fee described below in this Proxy Statement.

(1) Class I of the Real Estate Fund will change its name to the Select Class effective February 19, 2005.

What will be the federal income tax consequences of the Reorganization?

As a condition to the Fund’s obligation to consummate the Reorganization, the Company and the Trust will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.  You should separately consider any state, local and other tax consequence in consultation with your tax advisor.  Opinions of legal counsel are not binding on the Internal Revenue Service or the courts.

Who is bearing the expenses related to the Reorganization?

SC-R&M and/or its affiliates have agreed to bear the expenses associated with the Reorganization.

SUMMARY OF THE REORGANIZATION AGREEMENT

We summarize below the important terms of the Reorganization Agreement.  This summary is qualified in its entirety by reference to the Reorganization Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

The Reorganization Agreement provides that the Real Estate Fund will acquire all of the assets, subject to all of the liabilities, of the Fund in exchange for shares of the Real Estate Fund.  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties.  The number of full and fractional shares of the Real Estate Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of a class substantially similar to the shares you own on the Closing Date.

As part of the closing of the Reorganization, the Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Real Estate Fund received in the Reorganization, as calculated on the Closing Date at the close of regularly scheduled trading on the New York Stock Exchange.  The liquidation and distribution with respect to each class of the Fund’s shares will be accomplished by the transfer of the Real Estate Fund shares then credited to the account of the Fund on the books of the Real Estate Fund to newly-created accounts on the books of the Real Estate Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The Real Estate Fund will not issue certificates representing the Real Estate Fund shares issued in connection with such exchange.

After such distribution, the Company will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete dissolution of the Fund and the Company, to the extent that the Company has no outstanding shares following the closing of the Reorganization. The Board has determined, with respect to the Fund, that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund and its shareholders.

The Reorganization Agreement may be terminated and the Reorganization abandoned, with respect to the Fund, at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable with respect to the Fund.  The Reorganization Agreement provides that the Company or the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or the Real Estate Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Fund; and (2) the Company and the Trust receive an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

COMPARISON OF JPMORGAN TRUST II, THE TRUST AND THE COMPANY

JPMorgan Trust II is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees.  The Trust is a Massachusetts business trust governed by its own Declaration of Trust, Code of Regulations and a Board of Trustees.  The Company is a Maryland corporation governed by its own Articles of Incorporation, By-Laws and a Board of Directors.  The operations of JPMorgan Trust II, the Trust and the Company are also governed by applicable state and federal law.

Certain similarities and differences between these entities are summarized below, although this is not a complete list of comparisons.  Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of JPMorgan Trust II, the Trustees of JPMorgan Trust II will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below.  The increased flexibility may allow the Trustees of JPMorgan Trust II to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow JPMorgan Trust II to operate in a more efficient and economical manner.  Delaware law also promotes ease of administration by permitting the Board of JPMorgan Trust II to take certain actions, for example, establishing new investment series of JPMorgan Trust II, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of JPMorgan Trust II will have the same fiduciary obligations to act with due care and in the interest of the New Fund and its shareholders as do the Trustees of the Trust and the Directors of the Company with respect to the Real Estate Fund and the Fund and their respective shareholders.

Shareholder Liability

Generally, liability is limited for shareholders of JPMorgan Trust II and the Trust to the same extent as for shareholders of the Company.

JPMorgan Trust II

The Declaration of Trust of JPMorgan Trust II provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMorgan Trust II, the New Fund or any class of shares.  In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trust

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust for the Trust states that shareholders will not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust.  The Declaration of Trust provides for indemnification out of the assets belonging to the series with respect to which such shareholder’s shares are issued for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (1) a court determines that the Trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and (2) (i) a contractual disclaimer is found to be inadequate, and (ii) the Real Estate Fund itself would be unable to meet its obligations.

Company

The Company is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

Liquidation or Dissolution

In order to liquidate or dissolve the Fund (or any class thereof), the Directors must first redeem all of the outstanding shares of the Fund, which the Directors may do without shareholder approval.  Once all the shares are redeemed, the Directors may then liquidate or dissolve the Fund without shareholder approval.  In contrast, the Trustees of JPMorgan Trust II may resolve to liquidate or dissolve the Real Estate Fund or the New Fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the Real Estate Fund or the New Fund or class thereof.

In the event of the liquidation or dissolution of the Fund, the Real Estate Fund or the New Fund, the shareholders of the Fund/Real Estate Fund/New Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/Real Estate Fund/New Fund.  The assets so distributed to shareholders of the Fund/Real Estate Fund/New Fund would be distributed among the shareholders in proportion to the number of shares of the Fund/Real Estate Fund/New Fund held by them and recorded on the books of the Fund/Real Estate Fund/New Fund.

JPMorgan Trust II

The Declaration of Trust of JPMorgan Trust II permits a majority of the Trustees to liquidate JPMorgan Trust II, or any class or series of JPMorgan Trust II, upon written notice to shareholders, without submitting the matter for shareholder approval.

Trust

The Declaration of Trust of the Trust provides that the Trustees may liquidate any class or series of the Trust with the vote of a majority of the outstanding shares of any series or class of the Trust.

Company

Maryland law requires shareholder approval of a dissolution of the Company.  If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval.  Otherwise, the corporation may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class, all without shareholder approval.

Liability of Directors/Trustees

The Trustees of JPMorgan Trust II, the Trustees of the Trust and the Directors of the Company are generally not liable to the respective entity absent their willful misfeasance, bad faith, or gross negligence or the reckless disregard of their duties.  Furthermore, each entity permits indemnification of such Trustees and Directors to the fullest extent permissible under applicable laws against liability in connection with a claim, action, suit or proceeding in which the Trustee or Director becomes involved by virtue of being or having been a Trustee or Director.  The Declarations of Trust of JPMorgan Trust II and the Trust specifically provide that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding (except for both JPMorgan Trust II and the Trust, with respect to any matter as to which such Trustee shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties and for JPMorgan Trust II, if the Trustee has been adjudicated not to have acted in good faith in the reasonable belief that the Trustee’s action was in or not opposed to the best interest of the Trust), although such costs may be indemnified in the manner permitted by applicable laws for the Company.  All such indemnification is in any event subject to limitations imposed by the 1940 Act.  The Declaration of Trust for JPMorgan Trust II

further provides that any Trustee designated to be an “audit committee financial expert” shall not be held to a heightened standard of care because of such designation.

JPMorgan Trust II

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties, a Trustee acting in such capacity shall not be personally liable to any person other than JPMorgan Trust II or a beneficial owner for any act, omission or obligation of JPMorgan Trust II or any Trustee.  In addition, the Declaration of Trust provides that any Trustee who has been designated an audit committee financial expert in JPMorgan Trust II’s registration statement will not be subject to any greater duty of care in discharging such Trustee’s duties and responsibilities by virtue of such designation than a Trustee who has not been so designated.  A Trustee or officer of JPMorgan Trust II will be indemnified by JPMorgan Trust II to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee.

Trust

The Declaration of Trust of the Trust provides that no Trustee shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any of the affairs of the Trust. However, the Declaration of Trust does not purport to protect or indemnify a Trustee against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Company

The By-Laws of the Company provide that the corporation will indemnify the Directors and advance expenses, including the amount of any deductible provided in any liability insurance policy maintained by the Company, to its currently acting and its former Directors to the fullest extent authorized, and in the manner permitted by law.

Rights of Inspection

Shareholders of the Trust generally have the right to inspect their respective entity’s records, accounts and books for legitimate business purposes relative to Trust affairs.  Subject to certain limitations, the shareholders of the Company may generally inspect certain documents of the corporation upon request.  JPMorgan Trust II withholds such right of inspection unless granted by law or provided for in a resolution of the Trustees of JPMorgan Trust II or approved by shareholders at a meeting.

JPMorgan Trust II

Shareholders shall have the right to inspect JPMorgan Trust II’s accounts, books or documents only to the extent such right is conferred by law, by the Trustees or by resolution of the shareholders. No such rights have to date been conferred.

Trust

Shareholders of the Trust generally have the right to inspect the records, accounts and books of the Trust, as such right is permitted to shareholders of a Massachusetts corporation under Massachusetts corporation law.  Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

Company

The Articles of Incorporation of the Company permit corporate documents such as minutes, and the by-laws to be available for inspection in accordance with the General Laws of the State of Maryland.  Maryland corporate law and the By-laws of the Fund provide that one or more persons who together are the shareholders of record of at least 5% of the outstanding shares of a corporation for at least six months may inspect the Fund’s books of account and stock ledger and statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Fund’s shareholders.

Shareholder Voting Rights and Meetings

Neither JPMorgan Trust II, the Trust nor the Company is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act.  In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except that when (1) required by the 1940 Act, shares are voted separately by the Fund, the Real Estate Fund or the New Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of the Fund, the Real Estate Fund or the New Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

As further noted below, JPMorgan Trust II, the Trust and the Company do differ in several respects, including (1) the basis for calculating the number of votes a shareholder may vote, (2) the percentage of outstanding shares necessary for shareholders to call a special meeting and the ability of shareholders to take action by written consent, and (3) rights with respect to approval of a merger or reorganization of the series or the entity.

JPMorgan Trust II

A New Fund share entitles a shareholder of the New Fund one vote for each dollar of net asset value represented by such share, with fractional shares receiving a proportionate interest.  The By-Laws for JPMorgan Trust II permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of JPMorgan Trust II entitled to vote at such meeting.  Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Trust

A special meeting of shareholders of the Real Estate Fund will be called by the Trustees upon the written request of holders of not less than 20% of the Real Estate Fund’s outstanding securities entitled to vote.  Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing no less than 2/3 of the shares entitled to vote.

Company

A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund’s then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Reorganization/Combination Transactions

Unlike the Company and the Trust, JPMorgan Trust II imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, or other similar transactions involving the New Fund.  Shareholder approval may be required, however, under the federal securities laws.

JPMorgan Trust II

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or JPMorgan Trust II with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder.  For example, the 1940 Act and rules thereunder may require a shareholder vote on a proposed merger involving an affiliated fund under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment objective or restrictions.

Trust

A majority of the outstanding shares of the Real Estate Fund must approve a merger of the Real Estate Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Real Estate Fund.

Company

A majority of the outstanding shares of the Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

Trustees of JPMorgan Trust II are granted the widest latitude to amend its governing instruments without seeking shareholder approval. Generally, the Trustees of the Trust and the Directors of the Company may amend the charter documents without shareholder approval only where such change does not adversely affect the economic value or legal rights of Shareholders.  The By-laws of the Company may generally be amended by action of the Directors with out shareholder approval.

JPMorgan Trust II

The Trustees may generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders’ voting rights).

Trust

Generally, the Declaration of Trust of the Trust may only be amended by the affirmative vote of the majority of shareholders.  However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) cure any error or ambiguity; (2) change the name of the Trust; or (3) conform it to the requirements of applicable state or federal laws or regulations.  The Trust’s Code of Regulations may be amended by the Board without shareholders approval.

Company

The Articles of Incorporation provide that the Directors of the Fund may amend its Articles without shareholders approval only for such limited purposes as changing the Fund’s name or for curing any ambiguity, correcting any defective or inconsistent provision or modifying the Articles to comply with any applicable laws.  Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation’s charter or bylaws. However, the Fund’s Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

Derivative and Class Actions

Generally, shareholders of JPMorgan Trust II are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity.  The Declaration of Trust of JPMorgan Trust II specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of JPMorgan Trust II’s or the New Fund’s shareholders.  The requirements for shareholders of the Trust and the Company are governed by state law.

JPMorgan Trust II

Shareholders of JPMorgan Trust II or the New Fund may not bring a derivative action to enforce the rights of JPMorgan Trust II or New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees, and (2) at least 10% of the shareholders of JPMorgan Trust II or the New Fund, as applicable, join in bringing the derivative action.  A shareholder of the New Fund is not entitled to participate in a derivative action on behalf of a different series of JPMorgan Trust II.

Trust

Under the Trust’s Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders.

Company

Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation’s other shareholders before commencing suit.

* * *

The foregoing is only a summary of certain characteristics of the operations of JPMorgan Trust II, the Trust and the Company, their relevant corporate governance documents and relevant state law.  The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the Trust and the Company for a more thorough description.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

New Board of Trustees

The 1940 Act generally requires that shareholders of mutual funds such as the Fund elect the fund’s trustees.  If shareholders approve the Reorganization, and the Reorganization takes effect, they will become shareholders of the Real Estate Fund, which will have its own Board of Trustees (the “Trustees,” or the “Board of Trustees”), that will be different from the Fund’s Board of Directors.  Information about the persons who will serve as Trustees of the Real Estate Fund is provided below.

The Trust currently has seven Trustees.  Shareholders of the Trust separately are being asked to elect a new Board of Trustees comprised of thirteen Trustees, five of whom are currently Trustees of the Trust and eight of whom are currently trustees/directors of various mutual funds advised by JPMIM. (the “JPMorgan Funds”).  (The shareholders of the JPMorgan Funds are being asked to elect the same 13 nominees to the new Board of Trustees of the JPMorgan Funds.)

The new Board of Trustees, if elected by shareholders of the Trust, will assume office effective February 19, 2005.  If the Redomiciliation is approved by the Trust’s shareholders, the new Board of Trustees will become the Board of Trustees of JPMorgan Trust II.  The thirteen nominees are listed below (“Nominees”).  All Nominees whose names are preceded by an asterisk of Trustees (*) are currently Trustees of the Trust, and each such incumbent Trustee has served in that capacity since originally elected or appointed.

Information about the Nominees, including their addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below.  Each Nominee has agreed to serve on the Board if elected by shareholders.  Each of the non-incumbent nominees were recommended for nomination by the current Board of Trustees.  A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of 1940 Act (an “Independent Trustee”).

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Independent Nominees

William J. Armstrong (1941) (2)	[N/A]	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	[61]	Director/Trustee, the JPMorgan Funds complex (69 portfolios) (1987-present)

Roland R. Eppley, Jr. (1932) (2)	[N/A]	Retired.	[61]	Director/Trustee, the JPMorgan Funds complex (69 portfolios) (1989-present); Director Janel Hypro, Inc. (automotive) (1993-present).

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
* John F. Finn (1947) (1)	Trustee, indefinite, since 1998	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	[61]	Cardinal Health, Inc. (1994-present).

Dr. Matthew Goldstein (1941) (2)	[N/A]	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	[61]

Director/Trustee, the JPMorgan Funds complex (69 portfolios) (2003-present); Director of National Financial Partners (financial services distributor) (2003-present);  Trustee of Bronx-Lebanon Hospital Center (1992- present); Director of New Plan Excel Realty Trust, Inc. (real  estate investment trust) (2000-present); Director of Lincoln  Center Institute for the Arts in  Education (1999-present).

Robert J. Higgins (1945) (2)	[N/A]	Director of Administration of the State of Rhode Island (2003); President— Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	[61]	Director/Trustee, the JPMorgan Funds complex (69 portfolios) (2002-present); Director of Providian Financial; Corp.(banking) (2002-present).

* Peter C. Marshall (1942) (1)	Trustee, indefinite, since 1985	Self-employed as a business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	[61]	None

* Marilyn McCoy (1948) (1)	Trustee, indefinite, since 1999	Vice President, Administration and Planning, Northwestern University (1985-present).	[61]	Trustee, Carleton College (2003-present); Trustee, Mather Lifeways ( ) (1994-present)

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
William G. Morton, Jr. (1937) (2)	[N/A]	Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	[61]

Director/Trustee, the JPMorgan Funds complex (69 portfolios) (2003-present); Director of Radio Shack Corporation (electronics) (1987-present); Director of The Griswold Company (securities brokerage) (2002-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

* Robert A. Oden, Jr. (1946) (1)	Trustee, indefinite, since 1997	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	[61]	American University in Cairo

Fergus Reid, III (1932) (2)	[N/A]	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002)	[61]	Director/Trustee, the JPMorgan Funds complex (69 portfolios) (1987-present); Trustee of 209 Morgan Stanley portfolios (1995-present)

* Frederick W. Ruebeck (1939) (1)	Trustee, indefinite, since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); self-employed as a consultant (2000); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999)	[61]	AMS Group (financial services)(2001-present), Wabash College, Seabury-Winston Theological Seminary, Indianapolis Symphony Foundation

James J. Schonbachler (1943) (2)	[N/A]	Retired; Managing Director of Bankers Trust Company (financial services)(1968-1998)	[61]	Director/Trustee, the J.P. Morgan Funds complex (69 portfolios) (2001-present)

Name, Address, and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Interested Nominee

Leonard M. Spalding, Jr.+ (1935) (2)	[N/A]

Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998)

			[61]	Director/Trustee, the J.P. Morgan Funds complex (69 portfolios) (1998-present)

(1)           The address for the indicated Nominee is 1111 Polaris Parkway, Suite B2, Columbus, OH 43240.

(2)           The address for the indicated Nominee is 522 Fifth Avenue, New York, NY 10036.

(3)           JPMorgan Trust II consists of [#] “shell” series as of the date of this Proxy Statement. JPMorgan Trust II was formed solely for the purposes of completing the Redomiciliation of the Trust. As a result, the series of JPMorgan Trust II have not been included in the totals in this column.  The Nominees who are incumbent Trustees are also being nominated for election by JPMorgan Fund shareholders as trustees of the JPMorgan Funds, which currently has [69] portfolios that they would oversee if elected.

+              Mr. Spalding is deemed to be an “interested person” of the JPMorgan Funds due to his ownership of J.P. Morgan Chase & Co. stock.

Compensation

Each current Trustee of the Trust is currently paid an annual fee of $110,000 for his or her service as Trustee.  Each is reimbursed for expenses incurred in connection with service as a Trustee.  For his services as Chairman of the Board of Trustees of the Trust, Mr. Marshall is paid an additional $20,000.

Each current Trustee of the JPMorgan Funds is currently paid an annual fee of $120,000 for serving as Trustees of the JPMorgan Funds and the Fund Complex.  Each is reimbursed for expenses incurred in connection with service as a Trustee.  For his services as Chairman of the Board of the JPMorgan Funds, Mr. Reid is paid an additional $130,000.  For their services as Committee Chairman, Messrs. Armstrong, Healey and Spalding are paid an additional $40,000.

The Compensation Table below sets forth the total compensation from the Fund Complex to the Nominees, in their capacities as Trustees of One Group and the JPMorgan Funds.  In the case of the current Trustees of the Trust, the compensation has been paid by the Trust for the fiscal year ended June 30, 2004.  In the case of the current JPMorgan Funds Trustees, the compensation has been paid by the JPMorgan Funds for the twelve-month period ended December 31, 2003.

Name of Person, Position	Aggregate Compensation From the Trust (1)(2)		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex (3)

William J. Armstrong, Director/Trustee*	N/A		N/A	N/A	$160,000
Ronald R. Eppley, Jr., Director/Trustee*	N/A		N/A	N/A	120,000
John F. Finn, Trustee	$108,653	(5)	N/A	N/A	110,000
Dr. Matthew Goldstein, Director/Trustee*	N/A		N/A	N/A	90,000
Robert J. Higgins, Director/Trustee*	N/A		N/A	N/A	120,000
Peter C. Marshall, Trustee	128,420		N/A	N/A	130,000
Marilyn McCoy, Trustee	108,653	(5)	N/A	N/A	110,000
William G. Morton, Jr., Director/Trustee*	N/A		N/A	N/A	90,000
Robert A. Oden, Jr., Trustee	108,653	(4)	N/A	N/A	110,000
Fergus Reid, III, Director/Trustee*	N/A		N/A	N/A	250,000
Frederick W. Ruebeck, Trustee	108,653		N/A	N/A	110,000
James J. Schonbachler, Director/Trustee*	N/A		N/A	N/A	120,000
Leonard M. Spalding, Jr., Director/Trustee*	N/A		N/A	N/A	160,000

*             Director/Trustee of the JPMorgan Funds.

(1)           Figures are for One Group’s fiscal year ended June 30, 2004. For the fiscal year ending June 30, 2004, each Trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the “OG Trusts”). The fee was allocated to each OG Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.

(2)           Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of the OG Trusts (the “deferred compensation plan”) adopted at the February 13, 2002 Board meeting, the Trustees may defer all or a part of their compensation payable by One Group. Under the Deferred Compensation Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee).

(3)           “Fund Complex” comprises the 53 Funds of the Trust, the nine Portfolios of One Group Investment Trust and 69 portfolios of the JPMorgan Funds that were operational as of June 30, 2004.  Compensation from the series of the Trust in the “Fund Complex” is for the fiscal year ended June 30, 2004; compensation from the JPMorgan Funds in the “Fund Complex” is for the twelve-month period ended December 31, 2003.

(4)           Includes $30,000 of deferred compensation.

(5)           Includes $108,653 of deferred compensation.

Description of Standing Committees

There are currently five standing committees of the Board of Trustees, each of which is composed of Trustees who are not “interested persons” of the Trust.  The Board does not have a compensation committee.

The paragraphs below describe briefly each committee and identify their current members.  Committee membership is likely to change after February 18, 2004 if the nominees are elected.  The Board met 14 times during the last fiscal year.

The Audit Committee: (a) oversees the Trust’s accounting and financial reporting policies and practices; (b) oversees the quality and objectivity of the Trust’s financial statements and the independent auditor therefor; (c) acts as a liaison between the Trust’s independent auditors and the full Board; and (d) acts as a qualified legal compliance committee.

The Nominations Committee selects and nominates candidates, including Independent Trustees and Trustees who are “interested persons” of the Trust, to fill vacancies on the Board of Trustees. The Nominations Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Nominations Committee in care of the Trust.  The Nominations Committee also reviews shareholder correspondence to the Board of Trustees.  The Nominations Committee did not meet in the past fiscal year.  Peter C. Marshall and Frederick W. Ruebeck are members of the committee.  The Nominations Committee has a charter [which is available on the Trust’s website at www.onegroup.com] [which is attached as Exhibit F]

The Special Proxy Voting Committee considers and determines how to vote on behalf of a One Group Mutual Fund with respect to specific votes referred to it by a fund’s investment adviser.  Votes referred to the Special Proxy Voting Committee are limited to those identified by the investment adviser as both (i) involving a material conflict of interest of the investment adviser, and (ii) impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm.  The Special Proxy Voting Committee did not meet during the last fiscal year.  On August 12, 2004, the Board of Trustees adopted new procedures for proxy voting that do not require this committee and, therefore, the committee was decommissioned.  Peter C. Marshall, John F. Finn and Frederick W. Ruebeck were members of the committee.

The Special Review Committee assists the Board of Trustees in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the complaint filed by the New York Attorney General against Canary Capital Partners, LLC, et al., on September 3, 2003 which is described below.  For more information on legal proceedings involving the Trust and BOIA, please see Exhibit E.  The members of the Special Review Committee are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck.  The committee met 26 times during the last fiscal year.

The Insurance Committee is responsible for the review of all matters pertaining to the Trusts’ directors’ and officers’ errors and omissions insurance.  Julius L. Pallone is the sole initial member of the committee.  The Insurance Committee was formed on June 24, 2004 and did not meet during the last fiscal year.

The Governance Committee reviews all matters pertaining to the structure or operation of the Board of Trustees and its committees.  The Governance Committee is responsible for, among other things, evaluating the functioning of the Board and its committees, reviewing shareholder correspondence to the Board, and consulting with independent counsel for the Independent Trustees as to regulatory developments affecting governance issues.  The members of the committee are Marilyn McCoy, Julius L. Pallone and John Finn.  The Governance Committee was formed on June 24, 2004 and did not meet during the last fiscal year.

Executive Officers

Officers of the Trust are elected annually by the Board to oversee the day-to-day activities of each series of the Trust.  Information about the executive officers of the Trust, including their principal occupations during the past five years, are set forth in the Exhibit B.  [Each of these officers is also an officer and/or employee of Banc One Investment Advisors or its affiliates.] [Confirm accuracy at Record Date.]

Matters on Which the Real Estate Fund Will Vote

As noted above, in approving the Reorganization Agreement, shareholders of the Fund will also be in effect approving various actions regarding the Real Estate Fund and the Trust.  Fund shareholders are not being asked to vote separately on these issues.  In addition, shareholders of the Fund approving the Reorganization will also be approving the liquidation and dissolution of that Fund and the liquidation and dissolution of the Company.

Below is additional information regarding certain of the other actions to be taken by the Fund with respect to the Real Estate Fund and the Trust in connection with the Reorganization.

Investment Advisory Agreement

The Reorganization Agreement requires the Fund, while it is the sole shareholder of the Real Estate Fund, to approve the New Advisory Agreement, which is substantially the same as the Current Advisory Agreement for the Fund.

As of the date of this Proxy Statement, the Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Current Advisory Agreement or its affiliates, last approved the continuation of the Current Advisory Agreement on September 15, 2003, which Agreement went into effect on January 16, 2004 following approval by shareholders of the Fund.  Information concerning the Board’s approval of this Agreement is set forth below under “Board Approval of Investment Advisory Agreement.”

Below is a discussion of the terms and other relevant information concerning the Current and the New Advisory Agreements.  Unless otherwise noted, the New Advisory Agreement with respect to the Real Estate Fund will be substantially the same as the Current Advisory Agreement.

Current Advisory Agreement

SC-R&M furnishes a continuous investment program and makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with its stated policies, subject to the general supervision of the Board.

SC-R&M provides the Fund with such personnel as the Company may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which SC-R&M is not required to furnish under the Current Advisory Agreement.  The personnel rendering these services, who may act as officers of the Company, may be employees of SC-R&M or its affiliates.  The cost to the Company of these services must be agreed to by the Company and is intended to be no higher than the actual cost to SC-R&M or its affiliates of providing the services.  The Company does not pay for services performed by officers of SC-R&M or its affiliates.  The Company may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Company.

The Current Advisory Agreement for the Fund will continue in effect, provided that its continuance is specifically approved annually by the Directors or by a vote of the shareholders, and in either case by a majority of the Directors who are not parties to such Current Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Current Advisory Agreement for the Fund is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting securities or by a vote of a majority of the Directors, or by SC-R&M on sixty days’ written notice, and will automatically terminate in the event of its assignment.  The Current Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SC-R&M, or of reckless disregard of its obligations thereunder, SC-R&M shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Current Advisory Agreement, the Fund pays SC-R&M fees for its services, which are computed daily and paid monthly, and are calculated as a percentage of the Fund’s average daily net assets.  The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.  The fees applicable to the Fund, as well as the aggregate dollar amount paid to SC-R&M in the Fund’s most recent fiscal year are set forth below:

The following table provides the annual fee rate of Fund under the Current Advisory Agreement, as well as the amounts paid by Fund to the Adviser under that agreement during the Fund’s most recent fiscal year ended December 31, 2003.

Investment Advisory Fee	Amount paid for most recent fiscal year end
0.60%	$1,468,106

New Advisory Agreement

Investment advisory services will be provided to the Real Estate Fund by SC-R&M pursuant to the New Advisory Agreement.  The New Advisory Agreement will continue in effect as to the Real Estate Fund from year to year, if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Real Estate Fund, and a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the New Advisory Agreement by votes cast in person at a meeting called for such purpose.  The New Advisory Agreement was approved by the Board of Trustees on September 30, 2004.  The New Advisory Agreement may be terminated as to the Real Estate Fund at any time on sixty days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Real Estate Fund, or by SC-R&M, as the case may be.  The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940, as amended (“Investment Company Act”).

The rate of advisory fees to be paid to SC-R&M under the New Advisory Agreement with respect to the Real Estate Fund will be the same as under the Current Advisory Agreement for the Fund.

Board Approval of the Investment Advisory Agreement

Current Advisory Agreement

At the time that the Board was asked to approve the Current Advisory Agreement at a Board meeting held on September 15, 2003, a proposed transaction was pending for the sale of all of the shares of common stock of SC-R&M to BOIA (the “Transaction”).  In determining whether to approve the Current Agreement, the Board evaluated the implications of the pending Transaction and SC-R&M’s ability to continue to provide services to the Fund of at least the same scope and quality as were already being provided to the Fund.  At that Board meeting, the Board was represented by independent legal counsel.

On September 3, 2003, Elliot Spitzer, the Attorney General of the State of New York, filed and simultaneously settled a complaint alleging that Canary Capital Partners LLC, et al. had engaged in improper “market timing” and “late trading” practices with certain mutual funds, including the Trust.  Numerous class action lawsuits also were filed alleging, among other things, that BOIA had violated various provisions of the federal securities laws.  As factors in its determination, the Board considered the potential impact of these regulatory and legal actions, as well as other similar actions that could yet be filed against BOIA and its affiliates.  The Board particularly focused on:  (i) BOIA’s operational, legal and compliance personnel, processes and procedures; (ii) the proposed application of those processes and procedures to the Fund; (iii) the assumption of the Fund’s legal and compliance functions by employees of BOIA or its affiliates; and (iv) the extent to which operational, legal and compliance staff would have sufficient resources to dedicate to servicing the Fund.  In this regard, BOIA, for itself and on behalf of its affiliates, represented that sufficient and appropriate resources would be dedicated to the Fund to assure that the operational, legal and compliance functions would be handled in a competent and effective manner.

Please see Exhibit E for more information on legal proceedings involving BOIA and certain of its affiliates.

Other considerations: The Board inquired as to the impact of the Transaction on SC-R&M’s personnel, facilities and financial capabilities. BOIA and SC-R&M indicated that they anticipated that all of the members of the portfolio management committee would remain with SC-R&M.  In addition, SC-R&M indicated that its ability to access BOIA’s research and other resources may enhance its ability to manage the Fund.  The Board questioned BOIA’s representatives regarding the manner in which BOIA intends to promote the Fund and received assurances in this regard from BOIA that Bank One views the Fund as an important element of its distribution program. They also received assurances from BOIA and SC-R&M that the Transaction would not adversely affect SC-R&M’s ability to fulfill its obligations under its respective agreements with the Fund or to operate its business in a manner consistent with past practices.

The Board further considered: (i) the quality of the operations and services which have been provided to the Fund by the manager and which were expected to continue to be provided after the Transaction, with no change in the Fund’s fees or overall expense ratio, (ii) the financial, research and other resources of BOIA and its affiliates, and (iii) the benefits of continuity in the services to be provided under the Current Advisory Agreement. Based upon its review, the Board determined that continuity and efficiency of portfolio management services after the consummation of the Transaction could best be assured by approving the Current Advisory Agreement. The Board believed that the Current Advisory Agreement would enable the Fund to continue to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable under the circumstances and that approval of the Current Advisory Agreement was in the best interests of the Fund and its Shareholders. Accordingly, the Board, and the directors that are not “interested persons” of the Company, as that term is defined in Section 2(a)(19) of 1940 Act (the “Independent Directors”), unanimously recommended approval of the Current Advisory Agreement and its submission to shareholders for their approval.

New Advisory Agreement

The New Advisory Agreement was formally considered by the Board of Trustees of the Real Estate Fund at a meeting held on September 30, 2004.  In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel.  The Board of Trustees’ review included, among other things, information that had been provided to the Board of Trustees at a meeting in August 2004, which addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Real Estate Fund’s fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of SC-R&M as compared to profitability of other advisers in the industry; and (5) other costs and benefits to SC-R&M and its affiliates arising from the relationship with the Fund.  In analyzing these factors, the Board of Trustees reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data).  These materials compared the expenses and performance of the Fund to a broad or general universe of funds and to a “peer group” of funds.  The Board of Trustees further reviewed staffing information and investment management processes including formulation of investment strategies and the decision making process with respect to individual securities.  The Board of Trustees also considered the fact that SC-R&M is a wholly-owned subsidiary of BOIA, an investment adviser to other Trust funds.

SC-R&M does not have any soft dollar arrangements by which brokers provide research to SC-R&M in return for allocating brokerage to such brokers.  The Board of Trustees also considered the costs and benefits to affiliates of SC-R&M, such as those associated with the assumption of duties as administrator to JPMorgan Trust II, by One Group Administrative Services, Inc.  Also considered were the business reputation and financial resources of SC-R&M and its ultimate corporate parent, J.P. Morgan Chase & Co.

Based on its review, the Board of Trustees approved the New Advisory Agreement and determined the compensation payable under the agreement to be fair and reasonable in light of the services and expenses and such matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including most particularly those identified above.

Investment Objectives, Primary Investment Strategies and Main Risks

The investment objectives of the Fund are substantially the same as those of the Real Estate Fund.

The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States.  Long-term, the Fund’s objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

The Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.  The New Fund will have the same investment objectives as the Real Estate Fund.

The principal investment strategies of the Fund are substantially similar to those of the Real Estate Fund and the New Fund.  The Fund seeks, and the Real Estate Fund and New Fund will seek, to achieve their investment objectives by investing primarily in real estate securities.  Under normal circumstances, at least 80% of the Fund’s, Real Estate Fund’s (and New Fund’s) assets will be invested in the equity securities of real estate securities operating in the United States.  Each of the Fund, Real Estate Fund (and the New Fund) may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and may invest up to 15% of its assets in foreign securities.

Because the funds have investment objectives and primary investment strategies that are substantially the same, many of the risks of investing in the Real Estate Fund (and New Fund) are substantially the same as risks of investing in the Fund. You may lose money on your investment in either Fund.  The value of each fund’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each fund’s shares.  An investment in any fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank.  The main risks of investing in each of the funds include market risk, risks associated with investing in real estate securities and REITs, including tax-related risks, and credit risk.  In addition, each of the funds is non-diversified and concentrates in the real estate industry, making each of the funds subject to non-diversification and concentration risks.

Fundamental Investment Restrictions

The Reorganization Agreement also authorizes the Fund, while it is the sole shareholder of the Real Estate Fund, to approve the fundamental investment restrictions of the Real Estate Fund, which are substantially the same as the fundamental investment restrictions of the Fund, except as noted below.

The Fund’s current fundamental investment restriction on lending provides that the Fund may not make loans except through the purchase of debt obligations in accordance with the Fund’s investment objective and policies.  The Fund has reserved the ability to invest in repurchase agreements under its investment policies.  The Real Estate Fund has a similar fundamental investment restriction, which is more flexible in that it not only permits the Real Estate Fund to invest in repurchase agreements, but also specifically permits the Real Estate Fund to engage in securities lending, and to make loans to the extent permitted by an order issued by the SEC.

The Fund’s current fundamental investment restriction on borrowing only permits the Fund to borrow for temporary or emergency purposes, and requires that outstanding borrowings in excess of 5% of the Fund’s assets be repaid before any subsequent investments are made.  The Real Estate Fund has a similar fundamental investment restriction, which is more flexible in that it permits the Real Estate Fund to borrow to the extent permitted under the 1940 Act.  Currently, the Real Estate Fund is subject to a requirement to repay outstanding borrowings in excess of 5% of the Real Estate Fund’s assets before making subsequent investments; however, the Board of Trustees has proposed, for approval by vote of the Fund as the sole shareholder of the Real Estate Fund, that this restriction be eliminated.

The Fund’s current fundamental investment restrictions provide that the Fund may not purchase or sell commodities or commodity contracts.  The Real Estate Fund has a similar fundamental investment restriction; however, the Board of Trustees has proposed to shareholders that this restriction be amended to clarify that the restriction is limited to the purchase or sale of physical commodities or contracts relating to physical commodities, and also is more flexible to the extent it excepts from the restriction purchases of physical commodities that are permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  The proposed change will be submitted for approval by the Fund as the sole shareholder of the Real Estate Fund.

The Fund’s current fundamental investment restrictions provide that the Fund may not invest in companies of the purposes of exercising control.  The Real Estate Fund has a similar fundamental investment restriction; however, the Board of Trustees has proposed, for approval by vote of the Fund as the sole shareholder of the Real Estate Fund, that this restriction be eliminated.

The Fund’s current fundamental investment restrictions also include restrictions on investments in illiquid securities, short sales, and participation on a joint or joint and several basis in securities trading accounts.  Although the Real Estate Fund has similar restrictions, they are non-fundamental, meaning that they may be changed by the Board without prior shareholder approval.  Also, the Real Estate Fund’s limit on investments in illiquid securities is 15% of net assets, as compared to 10% for the Fund.

Distribution Plans

The Reorganization Agreement also authorizes the Fund, while it is the sole shareholder of the Real Estate Fund, to approve proposed new distribution plans adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act with respect to the Real Estate Fund’s Class A, Class B and Class C shares (the “New Plan”).  The Class A portion of the New Plan is substantially identical to the current distribution plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act with respect to the Fund’s Class S shares (the “Current Plan”).  Below is a discussion of the terms and other relevant information concerning the Current Plan and the New Plan.

Current Plan

The Board has adopted the Current Plan with respect to Class S Shares of the Fund.  The Board has not adopted a Rule 12b-1 plan for Class I shares.  The Current Plan is implemented by a Distribution and Servicing Agreement (“Agreement”) that the Company has entered into with One Group Dealer Services, Inc. (the “Distributor”).  The Current Plan and Agreement have been approved by a vote of the Board, including a majority of the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Current Plan (“Independent Directors”), cast in person at a meeting called for the purposes of voting on the plan.  The annual compensation payable by the Company to the Distributor under the Current Plan is an amount equal to 0.25% (on an annual basis) of the value of the average daily net assets of Class S shares.

Under the Current Plan, the Fund is authorized to pay a distribution fee for distribution activities in connection with the sale of Class S Shares and a service fee for services provided which are necessary for the maintenance of Class S Shares shareholder accounts.  To the extent such fee exceeds the expenses of these distribution and shareholder servicing activities, the Distributor may retain such excess as compensation for its services and may realize a profit from these arrangements.

The Current Plan is a compensation plan that provides for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the Distributor.  If the Current Plan were to be terminated by the Board of Directors and no successor plan were to be adopted, the Directors would cease to make distribution and service payments to the Distributor and the Distributor would be unable to recover the amount of any of its unreimbursed distribution expenditures.  However, the Distributor does not intend to incur distribution and service expenses at a rate that materially exceeds the rate of compensation received under the Current Plan.  The Distributor also may pay third parties in respect of these services such amounts as it may determine.  The Fund understands that these third parties may also charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts.  These fees would be in addition to any amounts which may be received by them from the Distributor under the Current Plan.

The types of expenses for which the Distributor and third parties may be compensated under the Current Plan include compensation paid to and expenses incurred by their officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports of other than existing shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class S Shares.  Additional types of expenses covered by the Current Plan include responding to shareholder inquiries and providing shareholders with information on their investments.

For the period January 1, 2003 through December 31, 2003, the Fund’s prior distributors received $611,711 for providing services under previous versions of the Current Plan that were substantially similar to the Current Plan.  During that period, certain payments made by the Fund and under the previous plan were spent as follows: (i) $100,523 on advertising, including the printing and mailing of prospectuses to other than current shareholders; (ii) no compensation to underwriters; (iii) $511,188 on compensation to broker-dealers; (iv) no compensation to sales personnel; and (v) no interest, carrying or other financing charges.

Under the Current Plan, the Distributor will provide to the Board for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by the Distributor under the Current Plan and the purposes for which such services were performed and expenditures were made.

All material amendments of the Current Plan must also be approved by the Board in the manner described above.  The Current Plan may be terminated at any time without payment of any penalty by a vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Class S Shares.  So long as the Current Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

At a meeting on June 2, 2004, the Board, including the independent Board members, unanimously determined that there is a reasonable likelihood that the Current Plan will benefit the Fund and its shareholders.

New Plan

At its meeting on August 12, 2004, the Board of Trustees of the Trust approved the New Plan with respect to Class A, Class B and Class C shares of the Real Estate Fund, which will go into effect on February 19, 2005.  The New Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the New Plan.

The distribution fee payable under the New Plan may be used to finance any activity that is primarily intended to result in the sale of Real Estate Fund shares.  To the extent that amounts paid under the New Plan are not used specifically to reimburse One Group

Dealer Services, Inc., the Real Estate Fund’s distributor, such amounts may be treated as compensation for the distributor’s distribution-related services.

In accordance with Rule 12b-1 under the 1940 Act, the New Plan may be terminated with respect to the Class A shares, Class B shares or Class C shares of the Real Estate Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A shares, Class B shares or Class C shares, respectively, of the Real Estate Fund.  The New Plan may be amended by a vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the New Plan that would materially increase the distribution fee with respect to the Class A shares, Class B shares or Class C shares of the Real Estate Fund requires the approval of the Real Estate Fund’s Class A, Class B or Class C shareholders, respectively.  The Trust’s Board of Trustees will review on at least a quarterly basis written reports of the amounts received and expended under the New Plan indicating the purposes for which such expenditures were made.

In reviewing the New Plan, the Board of Trustees considered a variety of factors, including: (1) the amount of the fees that will be paid under the New Plan for each class of shares; (2) the distribution-related services and expenses that may be provided pursuant to the New Plan by the Distributor and other financial intermediaries; (3) the purpose of the adoption of a Shareholder Servicing Agreement (as described further below) and the fees paid by the Real Estate Fund pursuant to such agreement; and (4) the interrelationship between the New Plan and the activities of any other person who finances distribution of the Real Estate Fund’s shares.  Based on its review, the Board of Trustees approved the New Plan and determined that the New Plan was in the best interest of the Real Estate Fund, each of the Real Estate Fund’s affected classes and each class’ shareholders and would benefit the Real Estate Fund and its shareholders.

In addition, beginning February 19, 2005,OGDS, the distributor of the Real Estate Fund will begin providing certain new services to be included under a separate Shareholder Servicing Agreement with the Real Estate Fund.  Under the Shareholder Servicing Agreement, OGDS will receive a non-Rule 12b-1 shareholder servicing fee at an annual rate of 0.25% of the Real Estate Fund’s average daily net assets attributable to the Class A and Class I (to be renamed Select Class) shares.  OGDS will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder liaison and account maintenance services (“Shareholder Services”) and other related services to their clients or customers who invest in the Funds under which OGDS will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

The Shareholder Services identified in the Shareholder Servicing Agreement include:  (a) answering customer and registered representative inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected and certain other matters pertaining to the Real Estate Fund; (b) providing customer account information through a variety of electronic and non-electronic means; (c) assisting shareholders in designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from customer accounts in connection with customer orders to purchase, redeem or exchange shares; (e) transmitting and receiving funds in connection with customer orders to purchase, redeem or exchange shares; (f) verifying shareholder requests for changes to account information; (g) handling correspondence from shareholders about their accounts; (h) developing and maintaining website content; (i) enhancing website to retain state-of-the-art status versus benchmarked sites; and (j) providing such other shareholder services as the Real Estate Fund or a customer may reasonably request, to the extent permitted by applicable law.

The other related services identified in the Shareholder Servicing Agreement include: (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the Real Estate Fund; (c) processing dividend payments for the Real Estate Fund; (d) providing sub-accounting services to the Real Estate Fund for shares held for the benefit of shareholders; (e) forwarding communications from the Real Estate Fund to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating, and transmitting proxies executed by shareholders; and (g) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders.

The following table sets forth the Real Estate Fund’s expected Annual Fund Operating Expenses effective February 19. 2005.

	CLASS A SHARES	SELECT CLASS SHARES
Management Fees	0.60	0.60
Distribution (Rule 12b-1) Fees	0.25	0.00
Shareholder Service Fees	0.25	0.25
Other Expenses	0.25	0.25
Total Annual Operating Expenses	1.35	1.10
Fee Waivers and Expense Reimbursements(1)	(0.17)	(0.17)
Net Expenses(1)	1.18	0.93

(1)           Reflects a written agreement pursuant to which SC-R&M, OGAS and OGDS agree that they will reimburse the Real Estate Fund to the extent total annual operating expenses of Class A and Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.18% and 0.93%, respectively, of their average daily net assets through October 31, 2006.  In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

* * *

Shareholder Approval: Approval of Proposal 1 will require the affirmative vote of a majority of the outstanding shares of the Fund, with all classes voting together and not by class.  Shareholders are entitled to one vote for each Fund share held.  Fractional shares are entitled to fractional voting rights.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE REORGANIZATION AGREEMENT

GENERAL INFORMATION ABOUT THE FUND

Management and Other Service Providers

Set forth below is a description of the service providers of the Fund and the Real Estate Fund.  The proposed service providers for the New Fund will be the same as those of the Real Estate Fund.

Current Investment Adviser

Security Capital Research & Management Incorporated (“SC-R&M”), a Delaware corporation, the current Investment Adviser to the Fund and the Investment Adviser to the Real Estate Fund, is a registered investment adviser.  SC-R&M commenced operations in January 1995 under Delaware law and specializes in the management of real estate securities portfolios. SC-R&M is a wholly-owned subsidiary of BOIA.  SC-R&M is located at 11 South LaSalle Street, 2nd/ Floor Chicago, IL 60603.

Set forth in Exhibit D is certain information with respect to the executive officers and directors of SC-R&M.  Following the Reorganization, SC-R&M will serve as Investment Adviser to the Real Estate Fund.

Distributor, Administrator, Custodian and Transfer Agency Services

One Group Dealer Services, Inc. (the “Distributor”), having its principal offices at 1111 Polaris Parkway, Columbus, OH 43271, serves as principal underwriter and distributor of the Fund’s shares.   SC-R&M serves as the Fund’s Administrator and State Street Bank and Trust Company (“State Street”), which has its principal business address at 225 Franklin Street, Boston, Massachusetts 02101, has been retained as the Sub-administrator and Custodian until January 22, 2005, and until February 18, 2005 as Transfer Agent.  Effective January 22, 2005, JPMorgan Chase Bank will serve as Custodian for the Fund, and One Group Administrative Services, Inc. will serve as the Fund’s administrator.

Independent Auditors

The firm of PricewaterhouseCoopers LLC (“PwC”) serves as independent auditors of the Fund and the Real Estate Fund.  PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No.  1), has confirmed to the Audit Committee of the Trust that they are independent auditors with respect to the Real Estate Fund.  KPMG LLP (“KPMG”) served as the independent auditors of the Fund until             , 2004 when, as a result of the merger of Bank One Corporation into J.P. Morgan Chase & Co., KPMG ceased to meet the independence standards of ISB No. 1.

OTHER BUSINESS

The Board of the Company does not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Neither the Company nor the Trust holds annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund, or the Real Estate Fund, as applicable, at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who desire to communicate generally with the Board of the Company should address their communications to the Board of Directors of the Fund and may submit their correspondence by mail to the Fund at Bank One Law Department, 1111 Polaris Parkway, Columbus, Ohio 43271-0152, attention: Secretary of Security Capital Real Estate Mutual Funds Incorporated; and if the correspondence is intended for a particular Director, the shareholder should indicate the Director by name.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting.  This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Fund on or about [November     ], 2004. Only shareholders of record as of the close of business on the Record Date, October 27, 2004, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.  To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Secretary of the Fund, at the address on the cover of this Proxy Statement, a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Quorum

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting.

Voting Requirement

The Proposal requires the affirmative vote of the majority of the shares of the Fund outstanding on the Record Date, with all classes voting together and not by class.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting.  In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.  In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned.  For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.  The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as shares that are present for quorum purposes.  However, abstentions and broker “non-votes” will be treated as a vote against the Proposal.  As described above in the section entitled, “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of SC-R&M and its affiliates or by proxy soliciting firms retained by the Fund.  All expenses relating to the Meeting will be borne by SC-R&M or its affiliates.   None of the expenses relating to the Meeting will be borne by the Fund.  The Company has retained Investor Connect, a proxy solicitor, to assist in the solicitation of proxy cards primarily by contacting Shareholders by telephone and facsimile.  By contract with SC-R&M, Investor Connect, among other things, will be:  (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.  The cost of such proxy solicitor is expected to be approximately $17,000.  The cost of such proxy solicitor will be deemed an expense relating to the Meeting.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of SC-R&M or Investor Connect if the Fund has not yet received its vote. Authorization to permit SC-R&M or Investor Connect to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, the SC-R&M or Investor Connect representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

Once a shareholder has properly confirmed his or her account information, a representative of Investor Connect or a representative of SC-R&M can then record the voting instructions provided by the shareholder.  The Investor Connect representative or representative of SC-R&M, although permitted to answer questions about the Proxy Statement or the voting process, is not permitted to recommend to the holder how to vote, other than read any recommendation set forth in this Proxy Statement.  Within 72 hours of receiving the verbal voting instructions from Shareholders, Investor Connect or SC-R&M will send out a proxy confirmation summarizing the vote issued over the phone.  Shareholders will be given a toll free number to contact if they should have questions about the issuance of the vote or would like to change the voting instructions reflected on the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of each class of the Fund that are outstanding as of the close of business on the Record Date:

Fund Name	Number of Shares Outstanding of all Classes
Security Capital Real Estate Mutual Funds Incorporated

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date, please refer to Exhibit F.

As of the Record Date, the Directors and officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Economic Interest
[ ]

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Trust will be passed upon by Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.

November [ ], 2004

EXHIBIT A

DECHERT LLP DRAFT (8/26/04)

FOR DISCUSSION PURPOSES ONLY

ONE GROUP MUTUAL FUNDS

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

FORM OF AGREEMENT AND PLAN OF

REORGANIZATION AND REDOMICILIATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (“Agreement”) is made as of this            day of           , 2004, by and between One Group Mutual Funds, a Massachusetts business trust (“Trust”), with its principal place of business at 1111 Polaris Parkway, Suite 2, Columbus, Ohio  43240, on behalf of one of its current series, One Group Real Estate Fund (“Acquiring Fund”), and Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation (“Company”), with its principal place of business at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, on behalf of its single current series, Security Capital U.S. Real Estate Shares (“Acquired Fund”).

WHEREAS, the Acquiring Fund has been organized as a series of the Trust, a Massachusetts business trust, in order to continue the business and operations of the Acquired Fund;

WHEREAS, each of the Acquired Fund and the Acquiring Fund is series of an open-end investment company of the management type, which is registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the classes of outstanding shares of common stock, $0.01 par value per share, of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that will be the same as those in which the Acquiring Fund will be permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund; and

WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Company, the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1           Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).  For purposes of this Agreement, the Class S shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class I shares of the Acquired Fund correspond to the Class I shares of the Acquired Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.

1.2           The property and assets of the Company attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).   The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3           The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date.  The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4           Immediately upon delivery to the Acquired Fund of the Acquiring Fund Shares, the Acquired Fund, as the then sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with respect to the Acquiring Fund, (b) approve the proposed changes to the Acquiring Fund’s fundamental investment restrictions, and (c) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Acquiring Fund Shares.

1.5           Immediately following the actions contemplated by paragraph 1.1, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Company, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate.  Such liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.             VALUATION

2.1           The value of the Assets shall be determined as of the close of business and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to the Acquired Fund, as supplemented, and valuation procedures established by the Company’s Board of Directors.

2.2           All computations of value shall be made by the administrator for the Acquired Fund and shall be subject to confirmation by the Acquiring Fund’s recordkeeping agent.

3.             CLOSING AND CLOSING DATE

3.1           The Closing Date shall be February 18, 2005, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2           The Company shall direct the custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund (“Acquiring Fund Custodian”), which may be the same entity.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3           The Company shall direct the transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5.  At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust and the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first

Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             REPRESENTATIONS AND WARRANTIES

4.1           Except as has been fully disclosed to the Trust in Schedule 4.1 of this Agreement, the Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

(a)           The Acquired Fund is duly established as a series of the Company, which is a corporation duly organized, existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended (“Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof.  The Company is not required to qualify as a foreign corporation in any jurisdiction.  The Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)           The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Trust) and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder of the SEC and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, (i) in a material violation of the Charter or by-laws of the Company or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed on Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.  Each contract listed on Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)           No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2003, have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2004 (unaudited), which have been sent to Acquired Fund Shareholders as required by applicable regulations, are in accordance with GAAP consistently applied, and such financial statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)            Since June 30, 2004 there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)           On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Company’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 17l of the Code (net tax-exempt income), (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) and (iii) net capital gain (after reduction for any capital loss carryover) (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends intended to be sufficient to distribute all of its net tax-exempt income, investment company taxable income and net capital gain for the period ending on the Closing Date.

(m)          All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.  The Acquired Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)           The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Directors of the Company, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The Proxy Statement (as defined in paragraph 5.2), insofar as it relates to the Acquired Fund, will on the date thereof and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.  The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2           Except as has been fully disclosed to the Company in Schedule 4.2, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

(a)           The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement.  The Trust is not required to qualify as a foreign trust or association in any jurisdiction.  The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(c).  The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agent or shareholders of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series or funds of the Trust, such as the Acquiring Fund, must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)           The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder of the SEC and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           As of the date of this Agreement, the Acquiring Fund has not engaged in any business activities and has no assets or liabilities.  The execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or the Trust’s Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)            Except as disclosed in Schedule 4.2 to this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Except as disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)           To the knowledge of the Trust, the Acquiring Fund expects to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company under the Code from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(h)           Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i)            The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary actions by the Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)            The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(k)           Prior to the Closing Date, the Acquiring Fund will have carried on no business activities and will have had no assets or liabilities.

5.             COVENANTS

The Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1           The Acquired Fund covenants that it will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  In addition, the Company will, on behalf of the Acquired Fund, prepare, file with the Commission, and deliver to the shareholders of the Acquired Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3           The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           Subject to the provisions of this Agreement, each of the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6           The Acquiring Fund will provide to the Acquired Fund such information regarding the Acquiring Fund as may be reasonably necessary for the preparation of the Proxy Statement, if any,  in compliance with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.7           Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8           The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9           The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10         The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information prior to the Closing so as to restrict permitted investments for the Acquiring Fund, except as required by the SEC.

5.11         The Acquiring Fund will maintain in full force and effect for a period of at least three years from the Closing Date one or more directors and officers errors and omissions liability insurance policies (“D&O/E&O insurance policies”) which provide liability insurance coverage to all of the then current Directors and officers of the Company on the Closing Date in an amount at least equal to the liability insurance coverage provided to such Directors and officers under any  D&O/E&O insurance policy in effect on the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3           The Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Company may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities and to otherwise carry out the intent and purpose of this Agreement.

6.4           The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Company shall reasonably request.

6.5           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2           The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date.

7.3           The Company shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Company.  The Company shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4           The Company, on behalf of the Acquired Fund, shall have delivered to the Trust a certificate executed in the name of the Company, on behalf of the Acquired Fund, and by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provision of the Charter and by-laws of the Company, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.1.

8.2           On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s or to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The registration statement with respect to the Acquiring Fund Shares shall be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Company, on behalf of the Acquired Fund, the Trust, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefore; (viii) an Acquired Fund shareholder’s  holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefore, provided that he or she held such Acquired Fund Shares as capital assets; and (ix) the Acquiring Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Acquired Fund described in Section 381(c) of the Code.  The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

8.6           The Trust shall have received the opinion of counsel to the Company dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to the Trust) substantially to the effect that, based upon certain facts and certifications made by the Company, on behalf of the Acquired Fund, and its authorized officers, (a) the Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and, to the knowledge of such counsel, is neither qualified nor required to qualify as a foreign corporation in any jurisdiction, (b) this Agreement and the transactions contemplated herein have been approved by all necessary corporate action by the Company and constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, and enforceable against the Company, on behalf of the Acquired Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally, (c) the Company, on behalf of the Acquired Fund, has all necessary power and authority to sell, assign, convey, transfer and deliver the Assets to the Trust, on behalf of the Acquiring Fund, and upon consummation of the transactions contemplated by this Agreement, in accordance with the terms hereof, the Company, on behalf of the Acquired Fund, will have duly sold, assigned, conveyed, transferred and delivered the Assets to the Trust, on behalf of the Acquiring Fund, (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not violate, contravene or conflict with any provision of the Charter or by-laws of the Company or the current prospectus and statement of additional information of the Acquired Fund or the laws of the State of Maryland, and (e) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

8.7           The Company shall have received the opinion of Ropes & Gray LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to the Company) substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund, and its authorized officers, (a) the Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and, to the knowledge of such counsel, is neither qualified nor required to qualify as a foreign trust or association in any jurisdiction, (b) the Acquiring Fund Shares are duly authorized and, upon delivery to the Company, on behalf of the Acquired Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by the Trust, (c) this Agreement and the transactions contemplated herein have been approved by all necessary action by the Trust, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, and enforceable against the Trust, on behalf of the Acquiring Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally, (d) the Trust, on behalf of the Acquiring Fund, has all necessary power and authority to acquire and assume the Liabilities, and upon consummation of the transactions contemplated by this Agreement, in accordance with the terms hereof, the Trust, on behalf of the Acquiring Fund, will have duly acquired and assumed the Liabilities, (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not violate, contravene or conflict with any provision of the Declaration of Trust or Code of Regulations of the Trust or the current prospectus and statement of additional information of the Acquiring Fund or the laws of the Commonwealth of Massachusetts, and (f) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

8.8           The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.             INDEMNIFICATION

9.1           The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Trust pursuant to any applicable D&O/E&O liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Company, the Acquired Fund, its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company, the Acquired Fund, its Directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement; or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust, the Acquiring Fund or its Trustees or officers prior to the Closing Date; provided that such indemnification is not (1) in violation of any applicable law or (2) otherwise prohibited as a result of any applicable order or decree issued by any regulatory authority or court of competent jurisdiction.

9.2           The Company, out of the Acquired Fund’s Assets and property (including any amounts paid to the Company pursuant to any applicable D&O/E&O liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust, the Acquiring Fund, its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, the Acquiring Fund, its Trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Company, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Company, the Acquired Fund, its Directors or officers prior to the Closing Date, provided that such indemnification is not (1) in violation of any applicable law or (2) otherwise prohibited as a result of any applicable order or decree issued by any regulatory authority or court of competent jurisdiction.

10.           BROKERAGE FEES AND EXPENSES

10.1         The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2         The expenses relating to the Reorganization will be borne solely by the Banc One Investment Advisors Corporation.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, if any, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders’ meeting pursuant to paragraph 5.2, if any.  Notwithstanding any of the foregoing, expenses will, in any event, be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.           ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1         The Trust and the Company agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2         The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.

12.           TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Directors of the Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.           AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust.

14.           NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Trust, at the address of the Trust set forth in the preamble to this Agreement, in each case to the attention of Scott E. Richter and with a copy to Dechert LLP, 1775 I Street NW, Washington, DC 20006, attn: Jane A. Kanter;

If to the Company, at the address of the Company set forth in the preamble to this Agreement, in each case to the attention of Anthony R. Manno, Jr. and with a copy to Mayer, Brown, Rowe & Maw LLP 1675 Broadway, New York, New York 10019-5820, attn:  Ronald M. Feiman.

15.           HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.3         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4         Pursuant to Rule 145 under the 1933 Act, the Acquired Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLDOR OTHERWISE TRANSFERRED EXCEPT TO [ACQUIRING FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGSITRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [ACQUIRING FUND] SUCH REGISTRATION IS NOT REQUIRED;”

and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ONE GROUP MUTUAL FUNDS, on behalf of its series, One Group Real Estate Fund		SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED, on behalf of its series, Security Capital U.S. Real Estate Shares
By:		By:
	Name:		Name:
	Title:		Title:

Schedule 4.1

Schedule 4.2

Exhibit B

Current Executive Officers of Trust

Name, Address, and Age	Positions held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years
George C.W. Gatch 1111 Polaris Parkway Suite B2 Columbus, OH 43240 [ / /62]	President	Indefinite/ 9/15/04-present

Managing Director, J.P. Morgan Investment Management Inc.  Head of J.P. Morgan Fleming’s U.S. Mutual Funds and Financial Intermediaries Business.  He has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young 1111 Polaris Parkway Suite B2 Columbus, OH 43240	Senior Vice President	Indefinite 9/15/04- present

Patricia A. Maleski 111 Polaris Parkway Suite B2 Columbus, OH 43240	Vice President and Chief Administrative Officer	Indefinite 9/15/04 - present

Stephanie J. Dorsey 1111 Polaris Parkway Suite B2 Columbus, OH 43240 [ / /69]	Treasurer	Indefinite/ 7/24/04-present

Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to January 2004;  Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992.

Scott E. Richter 1111 Polaris Parkway Suite B2 Columbus, OH 43240 7/4/56	Secretary and Chief Legal Officer	Indefinite/ 10/15/03-present

From February 2003 to present, Senior Associate General Counsel, Bank One Corporation (now known as JPMorgan Chase & Co.). From November 1998 to January 2003, Deputy General Counsel, Institutional Division, INVESCO. From January 1997 to October 1998, Associate General Counsel, Piper Capital Management.

Stephen M. Ungerman 111 Polaris Parkway Suite B2 Columbus, OH 43240	Chief Compliance Officer	Indefinite 9/15/04- present

Jessica K. Ditullio 1111 Polaris Parkway Suite B2 Columbus, OH 43240 9/19/62	Assistant Secretary	Indefinite/ 1/1/00-present	From August 1990 to present, various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.)

Nancy E. Fields 1111 Polaris Parkway Suite B2 Columbus, OH 43240 6/22/49	Assistant Secretary	Indefinite/ 1/1/00-present

From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation. From January 1998 to July 1999, Vice President, Ohio Bankers Association. From July 1990 through December 1997, Vice President, Client Services, BISYS Fund Services, Inc.

B-1

Name, Address, and Age	Positions held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Alaina V. Metz BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, Ohio 43219 4/7/67	Assistant Secretary	Indefinite/ 11/95- present	From June 1995 to present, Vice President, BISYS Fund Service Inc.

B-2

Exhibit C

Executive Officers and Directors of SC-R&M

Name and Address*	Title	Principal Occupation
Anthony R. Manno Jr.	President and Managing Director

Chairman of the Board, Managing; Director and President, Security Capital Real Estate Mutual Funds Incorporated (“SC-REMFs”); Director and President of SC-R&M Capital Markets Incorporated; Director, Security Capital Preferred Growth Incorporated and Bulgarian American Enterprise Fund

Kenneth D. Statz	Managing Director	Managing Director, SC-REMFs
David E. Rosenbaum	Senior Vice President	Senior Vice President, SC-R&M
Kevin W. Bedell	Senior Vice President	Senior Vice President, SC-REMFs
Alexander K. Daggett	Vice President	Vice President - Client Services, SC-REMFs
Michael J. Heller	Treasurer and Controller	Treasurer, Controller and Assistant Secretary, SC-REMFs
Robert W. Culver	Vice President	Vice President, SC-R&M
Anne Darnley	Vice President	Vice President, SC-R&M
David A. Kleinerman	Vice President	Vice President, SC-R&M
Jonathan Lulu	Vice President	Vice President, SC-R&M
Caroline Steimle	Vice President	Vice President, SC-R&M
Scott E. Richter* *	Secretary	Senior Associate General Counsel for Investment Management Group of Bank One Corporation
Amanda Traynor	Assistant Controller and Assistant Secretary	Assistant Treasurer, SC-REMFs

C-1

Francis J. Drozek	Assistant Treasurer	Assistant Vice President and Tax Manager of Bank One Corporation
Christopher J. Mohr	Assistant Treasurer	Assistant Vice President and Tax Manager of Bank One Corporation
James S. Stiegel	Assistant Treasurer	Assistant Vice President and Tax Manager of Bank One Corporation
Ronald Walker	Assistant Treasurer	Assistant Vice President and Tax Manager of Bank One Corporation
Clark J. Wulf	Assistant Treasurer	Assistant Vice President and Tax Manager of Bank One Corporation
Susan M. Canning	Assistant Secretary	Senior Counsel for InvestmentManagement Group of Bank One Corporation
Janet Z. Hernandez	Assistant Secretary	Officer of Bank One Corporation

*  The principal business address of the officers of SC-R&M and SC-REMFs is 11 South LaSalle Street, Chicago, Illinois 60603, unless otherwise specified.

** The principal business address is 1111 Polaris Parkway, Columbus, Ohio 43271.

C-2

Exhibit D

Principal Shareholders of the Fund

Principal Holders of Securities.  As of Record Date the following person(s) owned of record, or were known by the Fund to own beneficially, 5% or more of any class of the Fund’s shares.

Title	Name and Address	Percentage of Class Outstanding (%)	Type of Ownership
Class S	SC Realty Incorporated 292 LongRidge Road Stamford, CT 06927

Control Persons.  [Add required disclosure regarding control persons as necessary]

D-1

Exhibit E

Legal Proceedings

On June 29, 2004, BOIA entered into agreements with the SEC and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA, possible late trading of certain of these funds and related matters.  In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.  Under the terms of the SEC Order and the settlement agreement, BOIA or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of affected funds.  The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain funds in the aggregate amount of approximately $8 million annually over the next five years.  In addition, BOIA has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of BOIA, was also named a respondent in the SEC Order and consented to its entry.  As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company.  Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that BOIA and Mr. Beeson violated and/or aided and abetted and caused violations of certain antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain funds that was inconsistent with the terms of the funds’ prospectus and that was potentially harmful to the funds, (ii) failing to disclose to the Board of the Trust or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of fund portfolio holding and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act.  The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order.  BOIA and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and

BOIA neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel

on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions.   On  September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series.  The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), OGDS, One Group Services Company (the Trust’s former distributor), Bank One High Yield Partners, LLC (the sub-adviser to One Group High Yield Bond Fund and One Group Income Bond Fund), certain officers of One Group Mutual Funds and BOIA, the current Trustees and a former Trustee of the Trust.  The putative class action lawsuit also names the Trust as a defendant.  These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.  These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Trust’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

PROXY CARD

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED

SECURITY CAPITAL U.S. REAL ESTATE SHARES

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned hereby appoints Robert L. Young and Scott E. Richter, and each of them, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of Security Capital U.S. Real Estate Shares (“Fund”) of the Security Capital Real Estate Mutual Funds Incorporated (“Company”), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Fund to be held on January 20, 2005 at 522 Fifth Avenue, New York, New York 10036, at 10:00 a.m. Eastern time, and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.  The Board of Directors recommends that you vote FOR the proposal:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this proxy.  Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.  The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournment or  postponement thereof in the discretion of the proxies.

IF YOUR ADDRESS HAS CHANGED,	DO YOU HAVE ANY COMMENTS?
PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

Shareholder sign here	Co-Owner sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN

THE ENCLOSED ENVELOPE

☒            PLEASE MARK VOTES AS IN THIS EXAMPLE

Proposal 1:	FOR	AGAINST	ABSTAIN

To approve an Agreement and Plan of Reorganization  providing for (i) the acquisition of all of the assets of the Fund by One Group Real Estate Fund (“Real Estate Fund”) a series of the One Group Mutual Funds, in exchange for shares of the Real Estate Fund and the assumption of all liabilities of the Fund by the Real Estate Fund and (ii) the subsequent liquidation of the Fund;

	☐	☐	☐

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

OR, VOTE BY TELEPHONE

It’s fast, convenient, and immediate!

Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.             READ THE ACCOMPANYING COMBINED PROXY STATEMENT/PROSPECTUS.

2.             CALL THE TOLL-FREE NUMBER

[                  ]

THERE IS NO CHARGE FOR THIS CALL.

3.             ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.             FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!

Call [                        ] anytime!

OR, VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1.             READ THE ACCOMPANYING COMBINED PROXY STATEMENT/PROSPECTUS.

2.             GO TO THE WEBSITE

http://www.[                                    ]

3.             ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.             FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!

Go to http://www.[                                ] anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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